                                  SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

Filed by the Registrant |X|
Filed by a Party other than the Registrant |_|
Check the appropriate box:
|_| Preliminary Proxy Statement      |_| Confidential, For Use of the Commission
                                         Only (as permitted by Rule 14a-6(c) (2)
|X| Definitive Proxy Statement
|_| Definitive Additional Materials
|_| Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                      The Langer Biomechanics Group, Inc. _
                (Name of Registrant as Specified in Its Charter)

Payment of Filing Fee:
|X| No fee required.
|_| Fee computed on table below per Exchange Act Rules 14a-6(I) (1) and 0-11.

(1)  Title of each class of securities to which transaction applies:

(2)  Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0- 11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

|_|  Fee paid previously with preliminary materials:

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule0-11(a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)  Amount previously paid:

(2)  Form, Schedule or Registration Statement no.:

(3)  Filing Party:

(4)  Date Filed:

                       THE LANGER BIOMECHANICS GROUP, INC.
                                450 Commack Road
                            Deer Park, New York 11729


                            ------------------------

           NOTICE OF ANNUAL MEETING OF SHAREHOLDERS - OCTOBER 2, 1998

                            ------------------------

           TO THE SHAREHOLDERS OF THE LANGER BIOMECHANICS GROUP, INC.:

         Notice is hereby given that the Annual Meeting of Shareholders of The Langer Biomechanics Group, Inc. (the "Company") will be held at the Company's offices located at 450 Commack Road, Deer Park, New York 11729, on October 2, 1998, at 9:00 A.M., for the following purposes:

1. To elect a Board of Directors to serve until the next Annual Meeting of Shareholders and until their successors are duly elected and qualified;

2. To ratify the selection by the Board of Directors of Deloitte & Touche LLP to serve as independent auditors for the fiscal year ending February 27, 1999, and;

3. To transact such other business as may properly be presented for action at the meeting or any adjournment thereof.

         The Board of Directors has fixed the close of business on August 7, 1998 as the record date for the determination of shareholders entitled to notice of, and to vote at, this meeting or any adjournment thereof.

         Holders of a majority of the outstanding shares must be present in person or by proxy in order for the meeting to be held. WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING, YOUR PROXY VOTE IS IMPORTANT. ACCORDINGLY, YOU ARE REQUESTED TO MARK, SIGN AND DATE THE ENCLOSED PROXY FORM AND RETURN IT IN THE ACCOMPANYING STAMPED ENVELOPE. The giving of such proxy will not affect your right to revoke such proxy before it is exercised or to vote in person should you later decide to attend the meeting.

         All shareholders are cordially invited to attend this meeting.

                           By Order of the Board of Directors





                           DR. JUSTIN WERNICK
                           Secretary
                           August 14, 1998

            IT IS IMPORTANT THAT THE ENCLOSED PROXY FORM BE COMPLETED
                             AND RETURNED PROMPTLY.

                       THE LANGER BIOMECHANICS GROUP, INC.
                                450 Commack Road
                            Deer Park, New York 11729

                         -------------------------------

                                 PROXY STATEMENT

            ANNUAL MEETING OF SHAREHOLDERS TO BE HELD OCTOBER 2, 1998

                     SOLICITATION AND REVOCATION OF PROXIES

           This statement is furnished in connection with the solicitation by the Board of Directors of The Langer Biomechanics Group, Inc., a New York corporation (the "Company"), of proxies to be voted at the Annual Meeting of the Shareholders of the Company to be held on October 2, 1998 at 9:00 A.M., at the Company's offices located at 450 Commack Road, Deer Park, New York 11729, and any adjournments thereof.

         A form of proxy is enclosed for use at the meeting. The proxy may be revoked by a shareholder at any time before it is voted by execution of a proxy bearing a later date or by written notice to the Secretary before the meeting, and any shareholder present at the meeting may revoke his proxy thereat and vote in person if he so desires. When such proxy is properly executed and returned, the shares it represents will be voted at the meeting in accordance with any instructions noted thereon. If no direction is indicated, all shares represented by valid proxies received pursuant to this solicitation (and not revoked prior to exercise) will be voted FOR the election of the nominees of directors named herein, FOR the ratification of the appointment of Deloitte & Touche LLP as the Company's independent auditors for fiscal 1999, and, as recommended by the Board of Directors, with regard to all other matters or, if no such recommendation is given, in their own discretion.

         The cost of soliciting proxies on behalf of the Board of Directors will be borne by the Company. In addition to solicitation by mail, proxies may be solicited by directors, officers or regular employees of the Company (who will receive no extra compensation for these services) in person or by telephone or telefax. The Company will also request brokerage houses, custodians, nominees and fiduciaries to forward these proxy materials to the beneficial owners of the common stock, par value $.02 per share, of the Company ("Common Stock") and will reimburse such holders for their reasonable expenses in connection therewith. The approximate date of mailing of this proxy statement is August 14, 1998.

         Only shareholders of record at the close of business on August 7, 1998 will be entitled to notice of, and to vote at, the Annual Meeting. At the close of business on such record date the Company had issued and outstanding 2,586,281 shares of Common Stock. Each share entitles the holder thereof to one vote and a vote of the majority of shares present, or represented, and entitled to vote at the meeting is required to approve each proposal to be acted upon at the meeting.

         All votes will be tabulated by the inspector of election appointed for the meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes. Abstentions will be counted towards the tabulation of votes cast on proposals presented to the shareholders and will have the same effect as negative votes. Broker non-votes are counted towards a quorum but are not counted for any purpose in determining whether a matter has been approved.



                      NOMINATION AND ELECTION OF DIRECTORS

         Four persons are nominees for election to hold office until the next annual meeting and until their respective successors are elected and qualified. Unless authority to vote for the election of directors shall have been withheld, it is intended that proxies in the accompanying form will be voted at the meeting for the election of the four nominees named below. If any nominees, for any reason presently unknown to the Company, should refuse or be unable to serve, the shares represented by the proxies will be voted for such person as shall be designated by the Board of Directors to replace any such nominee.

           The following information is submitted concerning the nominees named for election as directors based upon information received by the Company from such person:


           Director                                                                   Director
           Nominee                  Age              Office                             Since
           --------                 ---              ------                           --------
         Kenneth Granat             53               Chairman of the Board              1995
         Gary L. Grahn              54               President, Chief Executive Officer
                                                     And Director                       1995
         Dr. Justin Wernick         62               Chief Medical Director,
                                                     Secretary and Director             1971
         Thomas I. Altholz          47               Director                           1997



         Mr. Granat has been Chairman of the Board of Directors of the Company since January 4, 1995. Since 1987, he has been President of Active Screw and Fastener Inc., an Elk Grove Village, Illinois company engaged in full line distribution of fasteners with plants in Chicago, Illinois and Tucson, Arizona. Since 1991, he has also been Vice President and a Director of Trigran Investments Inc., Deerfield, Illinois, the general partner and investment advisor for Trigran Investments, L.P., a more than 10 percent shareholder of the Company. Mr. Granat holds a J.D. from the University of Illinois as well as a B.B.A. degree in Business from the University of Michigan.

         Mr. Grahn has been President and Chief Executive Officer of the Company since January 2, 1995 and a Director since August 1995. From 1992 to 1994, he was President of PML Inc., a management consulting firm which specializes in marketing and business development assignments for consumer businesses. From 1989 to 1992, Mr. Grahn was Vice President - General Manager of R. Stevens, Inc., a subsidiary of Delphi Technology, Inc., a privately-held company which markets Automated Photo Machines. Previously, he has been Executive Vice President for the American Photo Group, a multi-plant processor of consumer products, located in Atlanta, Georgia. He holds an M.B.A. in Marketing Management from the University of Rochester Graduate School of Business and a B.A. in Mathematics/Economics from Gettysburg College.

         Dr. Wernick is a co-founder of the Company and has been Executive Vice President (until July 1, 1997), Secretary and a Director of the Company since its formation. Effective July 1, 1997, Dr. Wernick has been serving as Chief Medical Director of the Company. Dr. Wernick is a Diplomate of the American Board of Podiatric Orthopedics, a Fellow of the American College of Foot Orthopedics and of the American Academy of Podiatric Sports Medicine and a member of several other professional societies. In 1975, he was the President of the Nassau County division, Podiatry Society of the State of New York and was presented the Podiatrist of the Year Award from that Society in that same year. Since 1969, he has held various academic positions at the New York College of Podiatric Medicine and since 1979 has been serving as a professor with the Department of Orthopedic Sciences at the New York College of Podiatric Medicine. He has guest lectured and directed educational programs, both nationally and internationally, at many other podiatric colleges and seminars during the past 20 years. He has co-authored a book entitled "Practical Manual for a Basic Approach to Biomechanics" in 1972 and a reported entitled "Radiologic Study of Motion of the Foot within a Ski Boot" which was published in the Journal of the American Podiatry Association for which he is also a corresponding consultant. Dr. Wernick received his podiatric medical degree from M.J. Lewi College of Podiatry (now known as the New York College of Podiatric Medicine).

         Mr. Altholz has been a Director since June 1997. Mr. Altholz has been President, owner and CEO of TIA Solutions, Highland Park, Illinois, a business consulting firm, since 1996. From 1980 to November 1995, he was President and owner of Inlander Steindler Paper Company (ISP), a paper distribution company with regional sales and warehousing centers in the Midwest, which company was acquired by Alco Standard in November 1995. He has served on several industry advisory Boards such as Minnesota Mining and Manufacturing (3M) and Scott Paper, and was Chairman of Affiliated Paper Companies. He is a member of the Board of Directors of Regal Ware, Inc., a company engaged in manufacturing and marketing of housewares products, and Northmoor Country Club and also is a member of the Board of Trustees of Ripon College. Mr. Altholz received his B.A. in Economics from Ripon College in Ripon, Wisconsin.

         The Board of Directors held six meetings during the fiscal year ended February 28, 1998. Each Director attended all of these meetings.

         While the Company has an Audit Committee, there are no Nominating or Compensation Committees. The Audit Committee was formed to review the adequacy of the Company's internal controls and to meet periodically with management and independent auditors. The Committee, which currently consists of Messrs. Granat and Altholz, did not meet in fiscal 1998.

                BENEFICIAL OWNERSHIP OF THE COMPANY'S SECURITIES

         The following table sets forth, as of August 7, 1998, the shares of Common Stock owned beneficially and of record (unless otherwise indicated) by each person owning more than five percent (5%) of the outstanding shares, each director and director nominee of the Company, each executive officer of the Company named in the Summary Compensation Table below (excluding one officer who is no longer employed by the Company) and all directors and officers of the Company as a group.

                                             Number of
Name (and address of 5% holders)            Shares Owned               Percent
--------------------------------            ------------               -------

Kenneth Granat                                683,153 (1)              25.5%
155 Pfingsten, Suite 360
Deerfield, Illinois 60015

Donald Cecil                                  244,153                   9.4%
1114 Avenue of the Americas
New York, New York  10036

Dr. Justin Wernick                            234,867                   9.1%
450 Commack Road
Deer Park, New York  11729

Gary L. Grahn                                 170,000 (2)               6.4%
450 Commack Road
Deer Park, New York 11729

Thomas I. Altholz                              25,000                   1.0%
59 Lakewood Place
Highland Park, Illinois 60035

All Directors and Officers
 As a Group (5 persons)                     1,128,020 (3)              40.7%




         (1) Includes 90,000 shares issuable under outstanding stock options and 552,753 held by Trigran Investments L.P. Mr. Granat is a Director and Vice President of the general partner of Trigran Investments L.P. An additional 30,000 shares are owned by the Granat Family Limited Partnership of which Mr. Granat is a general partner and 10,400 shares are owned by a trust of which Mr. Granat is a beneficiary.

         (2) Includes 80,000 shares issuable under outstanding stock options.

         (3) Includes an aggregate of 185,000 shares issuable under outstanding stock options.

         The Company is not aware of any late filings during the fiscal year ended February 28, 1998 required by Section 16(a) of the Exchange Act of 1934.

                             EXECUTIVE COMPENSATION


                  The following table sets forth certain information regarding the cash compensation paid by the Company during each of the Company's last three fiscal years to the Company's Chief Executive Officer and to each of the Company's executive officers who received salary and bonus payments in excess of $100,000 during the last fiscal year.

         SUMMARY COMPENSATION TABLE

         Name and                         Fiscal          Salary       Bonus      Other          Options
         Principal Positions              Year               $           $          $        (No. of Shares)
         -------------------              ------          -----------  ------      ----       ---------------

         Gary L. Grahn                    1998            160,000      53,440       (1)                -
         President and                    1997            160,000      28,000       (1)           30,000
         Chief Executive Officer (1)      1996            159,846           -       (1)           50,000

         Thomas F. Belleau                1998            102,042        5,000      (1)                -
         Vice President - Finance         1997             68,462            -      (1)                -
         Chief Financial Officer (2)




         (1) Less than 10% of the total annual salary and bonus
         (2) As of March 1998, Mr. Belleau left the employ of the Company



         OPTION GRANTS IN LAST FISCAL YEAR

              There were no option grants to any of the Company's named executive officers in the last fiscal year.

         FISCAL YEAR-END OPTION VALUES

              The table below sets forth information regarding unexercised options held by the Company's named executive officers as of February 28, 1998. No options were exercised by the Company's named executive officers during fiscal 1998.


                                    No. of Securities Underlying         Value of Unexercised
                                    Unexercised Options At               In-The-Money Options
                                    Fiscal Year End                      At Fiscal Year End
         Name                       Exercisable/Unexercisable            Exercisable/Unexercisable

         Gary L. Grahn              80,000/0                            37,500/0
         Thomas F. Belleau          10,000/0                                0/0



                            COMPENSATION OF DIRECTORS

                  The Company compensates its outside directors at a rate of $1,500 per meeting attended in person.

                              EMPLOYMENT AGREEMENTS

                  On December 13, 1994, the Company entered into an employment agreement (the "Employment Agreement") with Gary L. Grahn, President and Chief Executive Officer, commencing March 1, 1995 and continuing for a one year period, with automatic renewal for additional one year terms unless sooner terminated in accordance with the Employment Agreement. The Employment Agreement provides for Mr. Grahn to receive an annual base salary of $160,000, subject to adjustment as determined by the Board of Directors of the Company. Pursuant to the Employment Agreement, Mr. Grahn may be entitled to receive a bonus of up to 50% of his base salary depending on profits achieved by the Company. In addition, pursuant to the Employment Agreement, Mr. Grahn was granted options to purchase 50,000 shares of the common stock at an exercise price of $.75 per share for a five year term. Such options may be exercised, on a cumulative basis, as to 33 1/3% thereof per year commencing on the date of grant. The Employment Agreement also provides for competitive restrictions on Mr. Grahn's business activities, absent the Company's prior written approval, for a period of two years after the termination or expiration of the Employment Agreement.

                     RATIFICATION OF APPOINTMENT OF AUDITORS

                  The Board of Directors has selected the accounting firm of Deloitte & Touche LLP to serve as independent auditors of the Company and proposes the ratification of such decision. A representative of Deloitte & Touche LLP is expected to be present at the meeting to make a statement if he wishes to do so and to respond to appropriate shareholder questions.

 The Board of Directors recommends a vote FOR ratification of the selection of
    Deloitte & Touche LLP as the independent auditors for the Company for the fiscal year Ending February 27, 1999.


                              SHAREHOLDER PROPOSALS


                  Shareholders who wish to present proposals for action at the 1999 Annual Meeting should submit their proposals in writing to the Secretary of the Company at the address of the Company set forth on the first page of this Proxy Statement. Proposals must be received by the Secretary no later than April 17, 1999 for inclusion in the next year's proxy statement and proxy card.

                          ANNUAL REPORT TO SHAREHOLDERS

                  The Annual Report to shareholders of the Company for the year ended February 28, 1998, including audited consolidated financial statements, has previously been mailed to the shareholders, but such report is not incorporated in this Proxy Statement and is not deemed to be a part of the proxy solicitation material.

                                  OTHER MATTERS

                  The Board of Directors of the Company does not know of any other matters that are to be presented for action at the Annual Meeting. Should any other matters come before the meeting or any adjournments thereof, the persons named in the enclosed proxy will have the discretionary authority to vote all proxies received with respect to such matters in accordance with their judgements.

                  A copy of the Company's Annual Report on Form 10-K, as filed with the Securities and Exchange Commission (exclusive of exhibits), will be furnished without charge to any shareholder upon written request to Gary L. Grahn, President and Chief Executive Officer, 450 Commack Road, Deer Park, New York 11729.

                       By Order of the Board of Directors






                                                Dr. Justin Wernick
                                                     Secretary



         Deer Park, New York
         August 14, 1998



         SHAREHOLDERS ARE URGED TO SPECIFY THEIR CHOICES, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE ENCLOSED ENVELOPE. PROMPT RESPONSE IS HELPFUL AND YOUR COOPERATION WILL BE APPRECIATED.

                       THE LANGER BIOMECHANICS GROUP, INC.
                   450 Commack Road, Deer Park, New York 11729

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                  The undersigned, acknowledging receipt of the proxy statement dated August 14, 1998 of The Langer Biomechanics Group, Inc., hereby constitutes and appoints Kenneth Granat and Dr. Justin Wernick, and each or any of them, attorney, agent and proxy of the undersigned, with full power of substitution to each of them, for and in the name, place and stead of the undersigned, to appear and vote all the shares of stock of The Langer Biomechanics Group, Inc., standing in the name of the undersigned on the books of said corporation on August 7, 1998, at the Annual Meeting of Shareholders of The Langer Biomechanics Group, Inc., to be held at the offices of the Company at 450 Commack Road, Deer Park, New York 11729, on October 2, 1998 at 9:00 A.M., and any and all adjournments thereof.

                  When properly executed, this proxy will be voted as designated by the undersigned. IF NO CHOICE IS SPECIFIED, THE PROXY WILL BE VOTED FOR THE ELECTION OF DIRECTORS AND FOR THE FOLLOWING PROPOSALS, WHICH ARE SET FORTH IN THE PROXY STATEMENT.

         1.        ELECTION OF DIRECTORS

                  |_|    FOR all nominees listed below        |_|  WITHHOLD AUTHORITY
                        (except as written in on the line below)             For ALL nominees

                       KENNETH GRANAT, GARY L. GRAHN,         |_|  For the individual(s) below
                       DR. JUSTIN WERNICK, THOMAS ALTHOLZ          (Instruction:  To withhold authority
                                                                   to vote for any individual nominee,
                                                                   please write in name on line below)

--------------------------------------------------------------------------------

         2. PROPOSAL TO RATIFY THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING FEBRUARY 27, 1999.

                       |_|  FOR            |_|  AGAINST            |_|  ABSTAIN

         3. FOR SUCH OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENTS THEREOF.

                  Please sign exactly as your name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.
                                                    _____________________, 1998

                                                    --------------------------
                                                    Signature

                                                    --------------------------
                                                    Signature, if held jointly

                  PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY IN THE ENCLOSED ENVELOPE.

                       THE LANGER BIOMECHANICS GROUP, INC.
                                450 Commack Road
                            Deer Park, New york 11729